UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2018

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St., Philadelphia, PA		19112-1495
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2018, Urban Outfitters, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected each of the Company’s nine nominees for director to serve a term expiring at the Annual Meeting of Shareholders in 2019, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019 and (iii) approved, in an advisory, non-binding vote, the compensation of the Company’s named executive officers. The results of the voting were as follows:

1. Proposal No. 1: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Vote
Edward N. Antoian	96,011,764	399,092	209,435	3,554,273
Sukhinder Singh Cassidy	95,729,063	681,840	209,388	3,554,273
Harry S. Cherken, Jr.	63,601,214	32,810,294	209,545	3,553,511
Scott Galloway	96,251,378	159,377	209,536	3,554,273
Robert L. Hanson	96,221,817	189,039	209,435	3,554,273
Margaret A. Hayne	94,185,529	2,226,026	208,735	3,554,274
Richard A. Hayne	95,822,594	512,497	285,200	3,554,273
Elizabeth Ann Lambert	95,732,863	677,811	209,616	3,554,274
Joel S. Lawson III	93,814,459	2,597,098	208,734	3,554,273

2. Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2019.

For	Against	Abstain	Broker Non-Vote
99,532,105	430,017	211,680	762

3. Proposal No. 3: Advisory, non-binding vote to approve executive compensation.

For	Against	Abstain	Broker Non-Vote
95,259,905	1,014,551	345,834	3,554,274

Item 8.01.	Other Events.

Following the Annual Meeting, the Company’s Board of Directors (the “Board”) appointed a new lead independent director and reconstituted the membership of its Board committees to replace vacancies created as a result of certain Board members not standing for reelection. The following table reflects the new Board positions:

	Edward N. Antoian	Sukhinder Singh Cassidy	Harry S. Cherken, Jr.	Scott Galloway	Robert L. Hanson	Margaret A. Hayne	Richard A. Hayne	Elizabeth Ann Lambert	Joel S. Lawson III
Chairman of the Board							X
Lead Independent Director	X
Committee Memberships
Audit	X				X				Chair
Compensation and Leadership Development		X			Chair			X
Nominating and Governance		Chair	X					X
Innovation				Chair		X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: June 11, 2018	By:	/s/ Francis J. Conforti
Francis J. Conforti
Chief Financial Officer